Exhibit 10-11

Todd Shipyards Corporation
Incentive Stock Compensation Plan

GRANT OF INCENTIVE STOCK OPTION

Date of Grant:   June 4, 2003

This Grant, dated as of the date of grant first stated above (the "Date of Grant") is delivered by Todd Shipyards Corporation, a Delaware corporation ("Todd" or "Company") to Thomas V. Van Dawark (the
"Grantee") who is an employee or officer of Todd or one of its subsidiaries (the Grantee's employer is sometimes referred to herein as the "Employer").

WHEREAS, the Board of Directors of Todd (the "Board") on June 2, 1993, adopted, with subsequent shareholder approval, the Todd Incentive Stock Compensation Plan (the "Plan"); and

WHEREAS, the Plan provides, inter alia, for the granting of incentive stock options by a committee to be appointed by the Board (the "Committee") to directors, officers and key employees of Todd or any subsidiary of Todd (excluding directors and officers who are not employees) to purchase, or to exercise certain rights with respect to, shares of the Common Stock of Todd, par value $.01 per share (the "Stock"), in accordance with the terms and provisions thereof; and

WHEREAS, the Committee considers the Grantee to be a person who is eligible for a grant of incentive stock options under the Plan, and has determined that it would be in the best interest of Todd to grant the incentive stock options documented herein.

NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Grant of Option.
Subject to the terms and conditions hereinafter set forth, Todd, with the approval and at the direction of the Committee, hereby grants to the Grantee, as of the Date of Grant, an option to purchase up to 21,000 shares of Common Stock at a price of $14.19 per share, the fair market value. Such option is hereinafter referred to as the "Option" and the shares of stock purchasable upon exercise of the Option are hereinafter sometimes referred to as the "Option Shares". The Option is intended by the parties hereto to be, and shall be treated as an incentive stock option (as such term is defined under section 422 of the Internal Revenue Code of 1986).

2. Exercise.
Subject to such further limitations as are provided herein, the Options shall become exercisable as follows: June 4, 2004 - 7000 shares; June 4, 2005 - 7000 shares and June 4, 2006 - 7000 shares. To the extent that this schedule for the exercise of Options differs from the schedule for exercise of Options contained in the Plan, the Plan shall be considered to have been amended by the adoption of this Grant by the Board of Directors.

3. Termination of Option.
(a) The Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void after the expiration of five (5) years from the Date of Grant (the "Option Term").

(b) Upon the occurrence of the Grantee's ceasing for any reason to be employed by the Employer (such occurrence being a "termination of the Grantee's employment"), the Option, to the extent not previously exercised, shall terminate and become null and void immediately upon such termination of the Grantee's employment, except in a case where the termination of the Grantee's employment is by reason of retirement, disability or death, as provided below.

Upon a termination of the Grantee's employment by reason of retirement, disability or death, the Option may be exercised during the following periods, but only to the extent that the Option was outstanding and exercisable on any such date of retirement, disability or death: (i) the one-year period following the date of such termination of the Grantee's employment in the case of disability (within the meaning of Section 22(e)(3) of the Code), (ii) the six-month period following the date of issuance of letters testamentary or letters of administration to the executor or administrator of a deceased Grantee, in the case of Grantee's death during his employment by the Employer, but not later than one year after the Grantee's death, and (iii) the three-month period following the date of such termination in the case of retirement on or after the attainment of age 65, or in the case of disability other than as described in (i) above. In no event, however, shall any such period extend beyond the Option Term.

(c) In the event of the death of the Grantee, the Option may be exercised by the Grantee's legal representative(s), but only to the extent that the Option would otherwise have been exercisable by the Grantee.

(d) A transfer of the Grantee's employment between Todd and any subsidiary of Todd, or between any subsidiaries of Todd, shall not be deemed as a termination of the Grantee's employment.

(e) Notwithstanding any other provisions set forth herein or in the Plan, if the Grantee shall (i) commit any act of malfeasance or wrongdoing affecting Todd or any subsidiary of Todd, (ii) breach any covenant not to compete or employment contract with Todd or any subsidiary of Todd, or (iii) engage in conduct that would warrant the Grantee's discharge for cause (excluding general dissatisfaction with the performance of the Grantee's duties, but including any act of disloyalty or any conduct clearly tending to bring discredit upon Todd or any subsidiary of Todd), any unexercised portion of the Option shall immediately terminate and be void.

4. Exercise of Options.
(a) The Grantee may exercise the Option with respect to all or any part of the number of Option Shares then exercisable hereunder by giving the Secretary of Todd written notice of intent to exercise. The notice of exercise shall specify the number of Option Shares as to which the Option is to be exercised and the date of exercise thereof, which date shall be at least five days after the giving of such notice unless an earlier time shall have been mutually agreed upon.

(b) Full payment (in U.S. dollars) by the Grantee of the option price for the Option Shares purchased shall be made on or before the exercise date specified in the notice of exercise in cash, or, with the prior written consent of the Committee, in whole or in part through the surrender of previously acquired shares of Common Stock at their fair market value on the exercise date, provided, however, that the shares to be so surrendered have been held and fully paid for by Grantee for
(i) not less than six months or (ii) if such shares were acquired pursuant to the exercise of an incentive stock option as defined in the Code, not less than one year.

On the exercise date specified in the Grantee's notice or as soon thereafter as is practicable, Todd shall cause to be delivered to the Grantee, a certificate or certificates for the Option Shares then being purchased (out of theretofore unissued Stock or reacquired Stock, as Todd may elect) upon full payment for such Option Shares. The obligation of Todd to deliver Stock shall, however, be subject to the condition that if at any time the Committee shall determine in its discretion that the listing, registration or qualification of the Option or the Option Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Option or the issuance or purchase of Common Stock thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

(c) If the Grantee fails to pay for any of the Option Shares specified in such notice or fails to accept delivery thereof, the Grantee's right to purchase such Option Shares may be terminated by Todd.

(d) The date specified in the Grantee's notice as the date of exercise shall be deemed the date of exercise of the Option, provided that payment in full for the Option Shares to be purchased upon such exercise shall have been received by such date. Notwithstanding the foregoing, for purposes of Section 3(b) above, the exercise date shall be the date of Grantee's notice to Todd so long as payment for the shares to be acquired upon exercise is made in full within five business days thereafter.

5.  Acceleration of Options:
Notwithstanding any other provision hereof, the option granted hereby shall vest in full and be fully exercisable upon the occurrence of an Acceleration Event, as hereinafter defined; provided, however, that in such event the term of the option granted hereby shall expire upon the earlier of (i) the original expiration date of the option or (ii) the close of business on the first anniversary of the Acceleration Event.

As used herein, an "Acceleration Event" shall mean the first, if any, of the following to occur:

(i)   A Change of Control, as hereinafter defined, or
(ii)  A Relocation Event, as hereinafter defined, or
(iii) A Redirection Event, as hereinafter defined.

As used in the foregoing, a "Change of Control" shall mean the earliest to occur, if any, of the following:

(a) the effective date of a merger or consolidation of the Company with another business entity, regardless of whether the Company is the survivor or resulting entity, in which the equity interest of the current Todd Board members and their affiliates of the Common Stock of the Company outstanding immediately prior thereto is converted into and exchanged for or otherwise represents less than the largest holding of the surviving or resulting entity upon consummation of such merger or consolidation; or

(b) the effective date of any recapitalization of the Company, whether or not involving a merger or consolidation, which results in the holders of the Common Stock of the Company immediately prior thereto (if voting together as a single unit) being able and entitled (either as the result of charter provisions granting voting rights to holders of other securities or as the result of the issuance of additional shares of the Company's Common Stock) to elect less than a majority of the Board of Directors of the Company; or

(c) the effective date of the acquisition by any person or group (as such term is used in section 13 of the Securities Exchange Act of 1934) of more than 30% of the outstanding Common Stock of the Company, provided, however, the acquisition of such a position by a person or group which is or includes a member of the Board of Directors of the Company as of the date of grant of this Option shall not be deemed to constitute a Change of Control; or

(d) in the event that there shall have been overtly threatened or announced a contested election relating to the Board of Directors of the Company, the effective date of the election to the Board of Directors of one or more persons who were not, prior to the date of such overt threat or election contest, either a director of the Company or a nominee approved by the then Board of Directors for election as a director of the Company.

A "Relocation Event" shall mean either a decision by the Board of Directors of the Company to relocate the principal executive office of the Company outside the Puget Sound region of Washington state or the date upon which either the Board of Directors of the Company or the Chief Executive Officer of the Company provides assignments to the Grantee requiring permanent relocation from the Puget Sound region of Washington State. The Puget Sound region of Washington State shall be defined as King, Pierce, Snohomish and Kitsap Counties.

A "Redirection Event" shall mean the earlier to occur of (i) the adoption by the Board of Directors of the Company of a formal plan to sell, transfer, dispose of or otherwise abandon the Company's shipbuilding, maintenance and repair operations or (ii) the end of any fiscal year in which the Company's gross revenues from its shipbuilding, maintenance and repair operations constitute less than 50% of the Company's total gross revenues. Revenues generated from consolidation for accounting purposes of a portfolio investment in which Todd owns less that 80% of the equity will be excluded from the calculation of a "Redirection Event".

6. Adjustment of and Changes in Stock of Todd.
In the event of a reorganization, recapitalization, change of shares, stock split, spin-off, stock dividend, reclassification, subdivision or combination of shares, merger, consolidation, rights offering or any other change in the corporate structure or shares of capital stock of Todd, the Committee shall make such adjustment as it deems appropriate in the number and kind of shares of Common Stock subject to the Option and/or in the option price; provided, however, that no such adjustment shall give the Grantee any additional benefits under the Option.

7. Fair Market Value.
As used herein, the "fair market value" of a share of Common Stock shall be the average of the high and low sale prices per share of Common Stock on the New York Stock Exchange, as determined by the Committee, on the applicable date or reference hereunder, or if there is no sale on such date, then the average of such high and low sale prices on the last previous day on which a sale is reported.

8. No Rights of Stockholders.
Neither the Grantee nor any personal representative shall be, or shall have any of the rights and privileges of, a stockholder of Todd with respect to any shares of Common Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

9. Non-Transferability of Option.
During the Grantee's lifetime, the Option hereunder shall be exercisable only by the Grantee or any guardian or legal representative of the Grantee, and the Option shall not be transferable except in the case of the death of the Grantee, by will or the laws of descent and distribution, nor shall the Option be subject to attachment, execution or other similar process. In no event of (a) any attempt by the Grantee to alienate, assign, pledge, hypothecate or otherwise dispose of the Option, except as provided for herein, or (b) the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, Todd may terminate the Option by notice to the Grantee and it shall thereupon become null and void.

10. Employment Not Affected.
Neither the granting of the Option nor its exercise shall be construed as granting to the Grantee any right with respect to continuance of employment with the Employer. Except as may otherwise be limited by a written agreement between the Employer and the Grantee, the right of the Employer to terminate at will the Grantee's employment with it at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by Todd, as the Employer or on behalf of the Employer (whichever the case may be), and acknowledged by Grantee.

11. Amendment of Option.
The Option may be amended by the Board or the Committee at any time (i) if the Board or the Committee determines, in its sole discretion, that amendment is necessary or advisable in the light of any addition to or change in the Internal Revenue Code of 1986 or in the regulations issued thereunder, or any federal or state securities law or other law or regulation, which change occurs after the date of Grant and by its terms applies to the Option; or (ii) other than in the circumstances described in clause (i), with the consent of the Grantee.

12. Notice.
Any notice to Todd provided for in this instrument shall be addressed to it in care of its Secretary at its offices at 1801-16th Avenue SW, Seattle, WA 98134, and any notice to the Grantee shall be addressed to the Grantee at the current address shown on the payroll records of the Employer. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

13. Incorporation of Plan by Reference.
The Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan. The Committee shall interpret and construe the Plan and this instrument, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

14. Notice of Disposition.
The Grantee agrees to give Todd immediate notice of any sale, transfer, assignment or disposition of the shares acquired upon exercise if such event occurs within one year from the date of exercise.

15. Governing Law.
The validity, construction, interpretation and effect of this instrument shall exclusively be governed by and determined in accordance with the laws of the State of Washington, except to the extent preempted by federal law, which shall to the extent govern.

IN WITNESS WHEREOF, Todd has caused its duly authorized officer to execute and attest this Grant of Incentive Stock Option, and to apply the corporate seal hereto, and the Grantee has placed his or her signature hereon, effective as of the Date of Grant.

TODD SHIPYARDS CORPORATION             ACCEPTED AND AGREED TO:


    /s/ Stephen G. Welch                 /s/ Thomas V. Van Dawark
By: Stephen G. Welch                     Thomas V. Van Dawark, Grantee
    Chief Executive Officer

Todd Shipyards Corporation
Incentive Stock Compensation Plan

GRANT OF STOCK OPTION

Date of Grant:   June 4, 2003

This Grant, dated as of the date of grant first stated above (the "Date of Grant") is delivered by Todd Shipyards Corporation, a Delaware corporation ("Todd" or "Company") to Thomas V. Van Dawark (the
"Grantee") who is an employee or officer of Todd or one of its subsidiaries (the Grantee's employer is sometimes referred to herein as the "Employer").

WHEREAS, the Board of Directors of Todd (the "Board") on June 2, 1993, adopted, with subsequent shareholder approval, the Todd Incentive Stock Compensation Plan (the "Plan"); and

WHEREAS, the Plan provides, inter alia, for the granting of stock options by a committee to be appointed by the Board (the "Committee") to directors, officers and key employees of Todd or any subsidiary of Todd (excluding directors and officers who are not employees) to purchase, or to exercise certain rights with respect to, shares of the Common Stock of Todd, par value $.01 per share (the "Stock"), in accordance with the terms and provisions thereof; and

WHEREAS, the Committee considers the Grantee to be a person who is eligible for a grant of stock options under the Plan, and has determined that it would be in the best interest of Todd to grant the stock options documented herein.

NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Grant of Option.
Subject to the terms and conditions hereinafter set forth, Todd, with the approval and at the direction of the Committee, hereby grants to the Grantee, as of the Date of Grant, an option to purchase up to 79,000 shares of Common Stock at a price of $14.19 per share, the fair market value. Such option is hereinafter referred to as the "Option" and the shares of stock purchasable upon exercise of the Option are hereinafter sometimes referred to as the "Option Shares". The Option is not intended by the parties hereto to be, and shall not be treated as an incentive stock option (as such term is defined under section 422 of the Internal Revenue Code of 1986).

2. Exercise.
Subject to such further limitations as are provided herein, the Options shall become exercisable as follows: June 4, 2004 - 26,333 shares; June 4, 2005 - 26,333 shares and June 4, 2006 - 26,334 shares. To the extent that this schedule for the exercise of Options differs from the schedule for exercise of Options contained in the Plan, the Plan shall be considered to have been amended by the adoption of this Grant by the Board of Directors.

3. Termination of Option.
(a) The Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void after the expiration of five (5) years from the Date of Grant (the "Option Term").

(b) Upon the occurrence of the Grantee's ceasing for any reason to be employed by the Employer (such occurrence being a "termination of the Grantee's employment"), the Option, to the extent not previously exercised, shall terminate and become null and void immediately upon such termination of the Grantee's employment, except in a case where the termination of the Grantee's employment is by reason of retirement, disability or death, as provided below.

Upon a termination of the Grantee's employment by reason of retirement, disability or death, the Option may be exercised during the following periods, but only to the extent that the Option was outstanding and exercisable on any such date of retirement, disability or death: (i) the one-year period following the date of such termination of the Grantee's employment in the case of disability (within the meaning of Section 22(e)(3) of the Code), (ii) the six-month period following the date of issuance of letters testamentary or letters of administration to the executor or administrator of a deceased Grantee, in the case of Grantee's death during his employment by the Employer, but not later than one year after the Grantee's death, and (iii) the three-month period following the date of such termination in the case of retirement on or after the attainment of age 65, or in the case of disability other than as described in (i) above. In no event, however, shall any such period extend beyond the Option Term.

(c) In the event of the death of the Grantee, the Option may be exercised by the Grantee's legal representative(s), but only to the extent that the Option would otherwise have been exercisable by the Grantee.

(d) A transfer of the Grantee's employment between Todd and any subsidiary of Todd, or between any subsidiaries of Todd, shall not be deemed as a termination of the Grantee's employment.

(e) Notwithstanding any other provisions set forth herein or in the Plan, if the Grantee shall (i) commit any act of malfeasance or wrongdoing affecting Todd or any subsidiary of Todd, (ii) breach any covenant not to compete or employment contract with Todd or any subsidiary of Todd, or (iii) engage in conduct that would warrant the Grantee's discharge for cause (excluding general dissatisfaction with the performance of the Grantee's duties, but including any act of disloyalty or any conduct clearly tending to bring discredit upon Todd or any subsidiary of Todd), any unexercised portion of the Option shall immediately terminate and be void.

4. Exercise of Options.
(a) The Grantee may exercise the Option with respect to all or any part of the number of Option Shares then exercisable hereunder by giving the Secretary of Todd written notice of intent to exercise. The notice of exercise shall specify the number of Option Shares as to which the Option is to be exercised and the date of exercise thereof, which date shall be at least five days after the giving of such notice unless an earlier time shall have been mutually agreed upon.

(b) Full payment (in U.S. dollars) by the Grantee of the option price for the Option Shares purchased shall be made on or before the exercise date specified in the notice of exercise in cash, or, with the prior written consent of the Committee, in whole or in part through the surrender of previously acquired shares of Common Stock at their fair market value on the exercise date, provided, however, that the shares to be so surrendered have been held and fully paid for by Grantee for
(i) not less than six months or (ii) if such shares were acquired pursuant to the exercise of an incentive stock option as defined in the Code, not less than one year.

On the exercise date specified in the Grantee's notice or as soon thereafter as is practicable, Todd shall cause to be delivered to the Grantee, a certificate or certificates for the Option Shares then being purchased (out of theretofore unissued Stock or reacquired Stock, as Todd may elect) upon full payment for such Option Shares. The obligation of Todd to deliver Stock shall, however, be subject to the condition that if at any time the Committee shall determine in its discretion that the listing, registration or qualification of the Option or the Option Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Option or the issuance or purchase of Common Stock thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

(c) If the Grantee fails to pay for any of the Option Shares specified in such notice or fails to accept delivery thereof, the Grantee's right to purchase such Option Shares may be terminated by Todd.

(d) The date specified in the Grantee's notice as the date of exercise shall be deemed the date of exercise of the Option, provided that payment in full for the Option Shares to be purchased upon such exercise shall have been received by such date. Notwithstanding the foregoing, for purposes of Section 3(b) above, the exercise date shall be the date of Grantee's notice to Todd so long as payment for the shares to be acquired upon exercise is made in full within five business days thereafter.

5.Acceleration of Options:
Notwithstanding any other provision hereof, the option granted hereby shall vest in full and be fully exercisable upon the occurrence of an Acceleration Event, as hereinafter defined; provided, however, that in such event the term of the option granted hereby shall expire upon the earlier of (i) the original expiration date of the option or (ii) the close of business on the first anniversary of the Acceleration Event.

As used herein, an "Acceleration Event" shall mean the first, if any, of the following to occur:

(i)   A Change of Control, as hereinafter defined, or
(ii)  A Relocation Event, as hereinafter defined, or
(iii) A Redirection Event, as hereinafter defined.

As used in the foregoing, a "Change of Control" shall mean the earliest to occur, if any, of the following:

(a) the effective date of a merger or consolidation of the Company with another business entity, regardless of whether the Company is the survivor or resulting entity, in which the equity interest of the current Todd Board members and their affiliates of the Common Stock of the Company outstanding immediately prior thereto is converted into and exchanged for or otherwise represents less than the largest holding of the surviving or resulting entity upon consummation of such merger or consolidation; or

(b) the effective date of any recapitalization of the Company, whether or not involving a merger or consolidation, which results in the holders of the Common Stock of the Company immediately prior thereto (if voting together as a single unit) being able and entitled (either as the result of charter provisions granting voting rights to holders of other securities or as the result of the issuance of additional shares of the Company's Common Stock) to elect less than a majority of the Board of Directors of the Company; or

(c) the effective date of the acquisition by any person or group (as such term is used in section 13 of the Securities Exchange Act of 1934) of more than 30% of the outstanding Common Stock of the Company, provided, however, the acquisition of such a position by a person or group which is or includes a member of the Board of Directors of the Company as of the date of grant of this Option shall not be deemed to constitute a Change of Control; or

(d) in the event that there shall have been overtly threatened or announced a contested election relating to the Board of Directors of the Company, the effective date of the election to the Board of Directors of one or more persons who were not, prior to the date of such overt threat or election contest, either a director of the Company or a nominee approved by the then Board of Directors for election as a director of the Company.

A "Relocation Event" shall mean either a decision by the Board of Directors of the Company to relocate the principal executive office of the Company outside the Puget Sound region of Washington state or the date upon which either the Board of Directors of the Company or the Chief Executive Officer of the Company provides assignments to the Grantee requiring permanent relocation from the Puget Sound region of Washington State. The Puget Sound region of Washington State shall be defined as King, Pierce, Snohomish and Kitsap Counties.

A "Redirection Event" shall mean the earlier to occur of (i) the adoption by the Board of Directors of the Company of a formal plan to sell, transfer, dispose of or otherwise abandon the Company's shipbuilding, maintenance and repair operations or (ii) the end of any fiscal year in which the Company's gross revenues from its shipbuilding, maintenance and repair operations constitute less than 50% of the Company's total gross revenues. Revenues generated from consolidation for accounting purposes of a portfolio investment in which Todd owns less that 80% of the equity will be excluded from the calculation of a "Redirection Event".

6. Adjustment of and Changes in Stock of Todd.
In the event of a reorganization, recapitalization, change of shares, stock split, spin-off, stock dividend, reclassification, subdivision or combination of shares, merger, consolidation, rights offering or any other change in the corporate structure or shares of capital stock of Todd, the Committee shall make such adjustment as it deems appropriate in the number and kind of shares of Common Stock subject to the Option and/or in the option price; provided, however, that no such adjustment shall give the Grantee any additional benefits under the Option.

7. Fair Market Value.
As used herein, the "fair market value" of a share of Common Stock shall be the average of the high and low sale prices per share of Common Stock on the New York Stock Exchange, as determined by the Committee, on the applicable date or reference hereunder, or if there is no sale on such date, then the average of such high and low sale prices on the last previous day on which a sale is reported.

8. No Rights of Stockholders.
Neither the Grantee nor any personal representative shall be, or shall have any of the rights and privileges of, a stockholder of Todd with respect to any shares of Common Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

9. Non-Transferability of Option.
During the Grantee's lifetime, the Option hereunder shall be exercisable only by the Grantee or any guardian or legal representative of the Grantee, and the Option shall not be transferable except in the case of the death of the Grantee, by will or the laws of descent and distribution, nor shall the Option be subject to attachment, execution or other similar process. In no event of (a) any attempt by the Grantee to alienate, assign, pledge, hypothecate or otherwise dispose of the Option, except as provided for herein, or (b) the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, Todd may terminate the Option by notice to the Grantee and it shall thereupon become null and void.

10. Employment Not Affected.
Neither the granting of the Option nor its exercise shall be construed as granting to the Grantee any right with respect to continuance of employment with the Employer. Except as may otherwise be limited by a written agreement between the Employer and the Grantee, the right of the Employer to terminate at will the Grantee's employment with it at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by Todd, as the Employer or on behalf of the Employer (whichever the case may be), and acknowledged by Grantee.

11. Amendment of Option.
The Option may be amended by the Board or the Committee at any time (i) if the Board or the Committee determines, in its sole discretion, that amendment is necessary or advisable in the light of any addition to or change in the Internal Revenue Code of 1986 or in the regulations issued thereunder, or any federal or state securities law or other law or regulation, which change occurs after the date of Grant and by its terms applies to the Option; or (ii) other than in the circumstances described in clause (i), with the consent of the Grantee.

12. Notice.
Any notice to Todd provided for in this instrument shall be addressed to it in care of its Secretary at its offices at 1801-16th Avenue SW, Seattle, WA 98134, and any notice to the Grantee shall be addressed to the Grantee at the current address shown on the payroll records of the Employer. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

13. Incorporation of Plan by Reference.
The Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan. The Committee shall interpret and construe the Plan and this instrument, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

14. Notice of Disposition.
The Grantee agrees to give Todd immediate notice of any sale, transfer, assignment or disposition of the shares acquired upon exercise if such event occurs within one year from the date of exercise.

15. Governing Law.
The validity, construction, interpretation and effect of this instrument shall exclusively be governed by and determined in accordance with the laws of the State of Washington, except to the extent preempted by federal law, which shall to the extent govern.

IN WITNESS WHEREOF, Todd has caused its duly authorized officer to execute and attest this Grant of Stock Option, and to apply the corporate seal hereto, and the Grantee has placed his or her signature hereon, effective as of the Date of Grant.

TODD SHIPYARDS CORPORATION          ACCEPTED AND AGREED TO:


     /s/ Stephen G. Welch          /s/ Thomas V. Van Dawark
By:  Stephen G. Welch              Thomas V. Van Dawark, Grantee
     Chief Executive Officer